SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 23, 2024

GEOVAX LABS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39563	87-0455038
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

1900 Lake Park Drive, Suite 380
Smyrna, Georgia 30080
(Address of principal executive offices) (Zip code)

(678) 384-7220
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GOVX	The Nasdaq Capital Market
Warrants to Purchase Common Stock	GOVXW	The Nasdaq Capital Market

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial reporting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As noted at Item 5.07 below, our Stockholders approved an amendment to the Company’s Bylaws to reduce the quorum requirements for meetings of stockholders from a majority to thirty-three and one-third percent (33 1/3%). The Bylaws, as amended, are filed herewith as Exhibit 3.1.

Item 5.07          Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of stockholders on May 23, 2024. The Company received proxies totaling 1,177,811 of its 2,308,309 issued and outstanding shares of common stock as of the record date of March 25, 2024. The stockholders voted on the following proposals and the results of the voting are presented below.

Election of Directors

Our stockholders voted to elect the slate of directors consisting of seven members to hold office until the next annual meeting of stockholders or until their successors are duly elected and qualified. There were a total of 616,712 broker non-votes on this item.

Nominee	For	Withheld
Randal D. Chase	440,096	121,003
David A. Dodd	500,355	60,744
Dean G. Kollintzas	481,762	79,337
Nicole Lemerond	517,969	43,130
Robert T. McNally	476,980	84,119
Jayne Morgan	494,810	66,289
John N. Spencer, Jr.	513,575	47,524

Approval of the Inducement Warrant Exercise Proposal

Our stockholders approved a proposal to approve, pursuant to Nasdaq listing rules, the issuance of up to 1,408,998 shares of our common stock upon exercise of a common stock purchase warrant issued to an institutional investor in connect with the Warrant Exercise and Inducement Letter dated December 2, 2023. There were a total of 616,712 broker non-votes on this item.

For	Against	Abstain
480,421	69,206	11,472

Approval of the Bylaws Amendment Proposal

Our stockholders approved a proposal to amend the Company’s Bylaws to reduce the quorum requirements for meetings of stockholders from a majority to thirty-three and one-third percent (33 1/3%). There were a total of 616,712 broker non-votes on this item.

For	Against	Abstain
489,102	61,758	10,239

Ratification of Independent Auditor

Our stockholders approved the ratification of Wipfli LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. There were no broker non-votes on this item.

For	Against	Abstain
1,090,966	53,665	33,180

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Bylaws
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 23, 2024

GEOVAX LABS, INC.

By:	/s/ Mark W. Reynolds
Mark W. Reynolds
Chief Financial Officer

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